UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

January 22, 2013

TNP Strategic Retail Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54376	90-0413866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 700

Irvine, California 92614

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 833-8252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 10, 2012, TNP Strategic Retail Trust, Inc. (the “Company”), through TNP SRT Waianae Mall, LLC, a Delaware limited liability company, (“TNP SRT Waianae”), an indirect subsidiary of TNP Strategic Retail Operating Partnership, LP, the Company’s operating partnership (the “Operating Partnership”), entered into a Purchase and Sale Agreement, as amended (the “Purchase Agreement”) with A & B Properties, Inc., or its affiliated designee, a non-affiliate of the Company (the “Buyer”) for the sale of the Waianae Mall in Waianae, Hawaii (the “Waianae Property”), having an address of 86-120 Farrington Highway, Waianae, Hawaii 96792. Pursuant to the Purchase Agreement, effective on January 22, 2013 (the “Closing Date”), the Company, through TNP SRT Waianae, consummated the disposition of the Waianae Property for a sales price of $29,762,728. The final sales price of $29,762,728 represents a reduction of approximately $737,000 from the original sales price of $30,500,000 related to the buyer credits for tenant improvement and repair allowances and property conditions. The Company acquired the Waianae Property in June 2010 for $25,688,000.

The Purchase Agreement, and all amendments thereto, are attached as Exhibits 10.1 – 10.5 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.01.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

A portion of the proceeds from the sale of the Waianae Property was used to cure the Events of Default specified in that certain Default Letter received by the Company from DOF IV REIT Holdings, LLC (“DOF”) on January 14, 2013, about which additional information and details were previously disclosed in Item 2.04 of the Company’s Current Report on Form 8-K filed on January 18, 2013, which information is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On January 22, 2013, the Company issued a press release announcing that the Company has consummated the disposition of the Waianae Property as discussed in Item 2.01 above. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits

(b) Pro Forma Financial Information

An unaudited pro forma consolidated balance sheet for the Company as of September 30, 2012, has been prepared to give effect to the disposition of the Waianae Property as described in Item 2.01 of this Current Report on Form 8-K as if the disposition of the Waianae Property occurred on September 30, 2012 (the “Pro Forma Balance Sheet”). The Pro-Forma Balance Sheet, filed as an exhibit to this Form 8-K beginning at page F-1, should be reviewed in its entirety, and is subject to the assumptions, adjustments and qualifications described therein.

Summary of Unaudited Pro Forma Financial Statements	F-1

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2012	F-2

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2011	F-3

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2012	F-4

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-5

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to items such as the long-term performance of the Company’s portfolio are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward looking statements include the risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and its other filings with the Securities and Exchange Commission.

(d) Exhibits

Exhibit	Description

10.1	Purchase and Sale Agreement dated October 10, 2012, by and between TNP SRT Waianae Mall, LLC, a Delaware limited liability company, and A & B Properties, Inc., or its affiliated designee.

10.2	First Amendment to Purchase and Sale Agreement dated November 26, 2012, by and between TNP SRT Waianae Mall, LLC, a Delaware limited liability company, and A & B Properties, Inc., a Hawaiian corporation.

10.3	Second Amendment to Purchase and Sale Agreement dated November 28, 2012, by and between TNP SRT Waianae Mall, LLC, a Delaware limited liability company, and A & B Properties, Inc., a Hawaiian corporation.

10.4	Third Amendment and Reinstatement of Purchase and Sale Agreement dated November 30, 2012, by and between TNP SRT Waianae Mall, LLC, a Delaware limited liability company, and A & B Properties, Inc., a Hawaiian corporation

10.5	Fourth Amendment to Purchase and Sale Agreement dated January 18, 2012, by and between TNP SRT Waianae Mall, LLC, a Delaware limited liability company, and A & B Properties, Inc., a Hawaiian corporation.

99.1	Press Release, dated January 23, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.

Date: January 28, 2013	By:	/s/ Dee R. Balch
Dee R. Balch
Chief Financial Officer

TNP STRATEGIC RETAIL TRUST, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The accompanying unaudited pro forma financial information (including the notes thereto) are qualified in their entirety by reference to, and should be read in conjunction with, our Annual Report on Form 10-K for the year ended December 31, 2011 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2012.

The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2012 has been prepared to give effect to the January 22, 2013 sale of the Waianae Mall in Waianae, Hawaii (the Waianae Property”) and related repayment of debt by the Registrant, as if the disposition and repayment of debt had occurred on September 30, 2012.

The accompanying unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2011 and the nine months ended September 30, 2012 has been prepared to give effect to the January 22, 2013 sale of the Waianae Property as if the sale had occurred on January 1, 2011. In management’s opinion, all adjustments necessary to reflect the transactions have been made.

The accompanying unaudited pro forma financial information is prepared for informational purposes only. The accompanying unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of the actual results of operations that would have occurred had the sale reflected therein in fact occurred on the date specified, nor do such pro forma financial information purport to be indicative of the results of operations that may be achieved in the future.

TNP STRATEGIC RETAIL TRUST, INC.

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2012

Pro Forma Adjustments
Historical as Reported (A)	Waianae Property Disposition (B)	Repayment of Debt (D)	Pro Forma Totals
ASSETS
Investment in Real Estate
Land	$72,113,000	$(10,586,000)	$—	$61,527,000
Building and Building Improvements	150,628,000	(12,820,000)	137,808,000
Tenant Improvements	11,143,000	(663,000)	10,480,000

233,884,000	(24,069,000)	—	209,815,000
Accumulated Depreciation	(8,220,000)	2,122,000	(6,098,000)

Invetsments in real estate, net	225,664,000	(21,947,000)	—	203,717,000

Cash and Cash Equivalents	2,881,000	26,806,000	(C)	(19,747,000)	9,940,000
Restricted Cash	4,545,000	(411,000)	4,134,000
Prepaid expenses and other assets, net	2,969,000	(137,000)	2,832,000
Due from advisor, net	775,000	775,000
Tenant receivables, net of allowance for doubtful accounts	2,115,000	(213,000)	1,902,000
Lease intangibles, net	30,014,000	(1,846,000)	28,168,000
Deferred Costs
Organization and Offering	—	—	—
Financing Fees, net	3,367,000	(108,000)	3,259,000

Total deferred costs, net	3,367,000	(108,000)	—	3,259,000

Total Assets	$272,330,000	$2,144,000	$(19,747,000)	$254,727,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Notes Payable	$181,729,000	$—	$(19,658,000)	$162,071,000
Accounts payable and accrued expenses	4,711,000	(95,000)	(89,000)	4,527,000
Amounts due to related parties	40,000	40,000
Other liabilities	1,211,000	(159,000)	1,052,000
Acquired below market lease intangible, net	10,295,000	(1,301,000)	8,994,000

Total liabilities	197,986,000	(1,555,000)	(19,747,000)	176,684,000

Commitments and contingencies
Equity:
Stockholders’ equity
Preferred stock, $0.01 par value per share; 50,00,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.01 par value per share; 400,000,000 shares authorized; 10,740,178 issued and outstanding at September 30, 2012	107,000	107,000
Additional paid-in capital	94,259,000	94,259,000
Accumulated deficit	(22,902,000)	3,699,000	(19,203,000)

Total stockholders’ equity	71,464,000	3,699,000	—	75,163,000
Non-controlling interests	2,880,000	2,880,000

Total equity	74,344,000	3,699,000	—	78,043,000

Total liabilities and equity	$272,330,000	$2,144,000	$(19,747,000)	$254,727,000

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated balance sheet.

TNP STRATEGIC RETAIL TRUST, INC.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For The Year Ended December 31, 2011

	Historical (A)	Pro Forma Adjustments Waianae Disposition (E)	Pro Forma Total
Revenue:
Rental and reimbursements	$10,776,000	$(4,249,000)	$6,527,000
Interest income on mortgage notes	598,000	—	598,000

	11,374,000	(4,249,000)	7,125,000
Expense:
Operating and maintenance	3,671,000	(1,499,000)	2,172,000
General and administrative	2,167,000	—	2,167,000
Depreciation and amortization	4,384,000	(1,740,000)	2,644,000
Transaction expenses	4,147,000	—	4,147,000
Interest expense	5,400,000	(1,208,000)	4,192,000

	19,769,000	(4,447,000)	15,322,000

Loss from continuing operations	(8,395,000)	198,000	(8,197,000)
Other income:
Bargain purchase gain	9,617,000		9,617,000

Net income before discontinued operations	1,222,000	198,000	1,420,000

Discontinued operations:
Income from discontinued operations	125,000		125,000
Gain on sale of real estate	963,000		963,000

Net income from discontinued operations	1,088,000	—	1,088,000

Net income	2,310,000	198,000	2,508,000
Non-controlling interests’ share in net income	188,000	16,000	204,000

Net income attributable to common stockholders	$2,122,000	$182,000	$2,304,000

Basic earnings per common share:
Continued operations	$0.28		$0.33
Discontinued operations	0.29		0.29

Net income applicable to common shares	$0.57		$0.62

Diluted earnings per common share:
Continued operations	$0.28		$0.33
Discontinued operations	0.29		0.29

Net income applicable to common shares	$0.57		$0.62

Weighted average shares outstanding used to calculate earnings per common share:
Basic	3,698,518		3,698,518

Diluted	3,702,016		3,702,016

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated statement of operations.

TNP STRATEGIC RETAIL TRUST, INC.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For The Nine Months Ended September 30, 2012

	Historical (A)	Pro Forma Adjustments Waianae Disposition (E)	Pro Forma Total
Revenue:
Rental and reimbursements	$18,932,000	$(2,935,000)	$15,997,000
Interest income on mortgage notes	—	—	—

	18,932,000	(2,935,000)	15,997,000
Expense:
Operating and maintenance	6,600,000	(1,050,000)	5,550,000
General and administrative	2,599,000	—	2,599,000
Depreciation and amortization	7,787,000	(1,003,000)	6,784,000
Transaction expenses	4,180,000	—	4,180,000
Interest expense	9,573,000	(905,000)	8,668,000

	30,739,000	(2,958,000)	27,781,000

Loss from continuing operations	(11,807,000)	23,000	(11,784,000)
Other income:
Bargain purchase gain	—		—

Net loss before discontinued operations	(11,807,000)	23,000	(11,784,000)

Discontinued operations:
Income from discontinued operations	54,000		54,000
Gain on sale of real estate	118,000		118,000

Net income from discontinued operations	172,000	—	172,000

Net loss	(11,635,000)	23,000	(11,612,000)
Non-controlling interests’ share in losses	(517,000)	1,000	(516,000)

Net loss attributable to common stockholders	$(11,118,000)	$22,000	$(11,096,000)

Basic earnings per common share:
Continued operations	$(1.26)		$(1.26)
Discontinued operations	0.02		0.02

Net (loss) applicable to common shares	$(1.24)		$(1.24)

Diluted earnings per common share:
Continued operations	$(1.26)		$(1.26)
Discontinued operations	0.02		0.02

Net (loss) applicable to common shares	$(1.24)		$(1.24)

Weighted average shares outstanding used to calculate earnings per common share:
Basic	8,956,275		8,956,275

Diluted	9,398,129		9,398,129

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated statement of operations.

TNP STRATEGIC RETAIL TRUST, INC.

1. Notes to Unaudited Pro forma Condensed Consolidated Balance Sheet as of September 30, 2012, and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2011 and the Nine Months Ended September 30, 2012

(A)	Represents our historical financial information as reported in our Annual Report on Form 10-K for the year ended December 31, 2011 and our Quarterly Report on Form 10-Q for the nine months ended September 30, 2012, as applicable.

(B)	Represents material adjustments to reflect the sale of the Waianae Property completed subsequent to September 30, 2012. The sale price of the Waianae Property was $29,762,728.

(C)	Amount represents the net proceeds from the sale of the Waianae Property after selling costs but before repayment of debt and debt related liabilities.

(D)	Represents the required repayment of mortgage balance on the Waianae Property and related accrued interest as of September 30, 2012.

(E)	Amounts represent the adjustments to remove the historical operations of the Waianae Property represented in the statement of operations for the year ended December 31, 2011 and nine months ended September 30, 2012.